ADVISORS DISCIPLINED TRUST 295 AND 305

                          SUPPLEMENT TO THE PROSPECTUS

     Notwithstanding anything to the contrary in the prospectus, the securities of Citigroup Inc. are no longer included in the portfolio.

     Supplement Dated:  March 3, 2009





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